UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2008

GCA II ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-52432	14-1973533
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

115 East 57th Street, New York, NY		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(646) 486-9772

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

On August 18, 2008, GCA II Acquisition Corp. (“GCA II”, the “Company,”“we,” “us,”“our”) entered into a definitive merger agreement (the “Merger Agreement”) with each of Securlinx Acquisition Corp., a wholly-owned special-purpose acquisition subsidiary of the Company that was incorporated on July 29, 2008 (the “Company Subsidiary”), Securlinx Holding Corp. (“Securlinx”), and Barry L. Hodge, the President and Chief Executive Officer of Securlinx (“Mr. Hodge”). Securlinx is a Morgantown, West Virginia based private development-stage operating company with certain exclusive rights to various biometric related proprietary technologies; Mr. Hodge is the founder, President and Chief Executive Officer. Securlinx is focused on becoming the leading technical and tactical facilitator of biometrics identification and access control systems that serve domestic and international law enforcement, government, and commercial interests. It’s products are middleware interface components and related data storage software used in association with all types of biometric identification, secure access control, surveillance, and document control systems that enable users to deploy any combination of facial recognition, fingerprint and other biometric applications in a single networked solution and that further enable the sharing and consolidation of secure biometric databases and associated data from other sources. The market segments served by these middleware and related systems include physical access control and related authentication, surveillance/monitoring, and computer/data security. To date, Securlinx revenues have been nominal and it has never been profitable.

Upon the terms and subject to the conditions set forth in the Merger Agreement, upon consummation of the pending merger (the “Pending Merger”), the Company Subsidiary will be merged with and into Securlinx and the separate corporate existence of the Company Subsidiary will cease with Securlinx continuing as the surviving corporation and as a wholly-owned subsidiary of the Company. The consideration to be paid by the Company in connection with the Pending Merger shall be the issuance by the Company of (A) a number of common shares such that, collectively, the total number of shares of common stock held by former Securlinx stockholders on a fully diluted basis is equal to 95% of the total outstanding common stock of the Company immediately following consummation of the Pending Merger, and (B) such other (non common stock) securities as shall be effectively equivalent in terms of rights, preferences and privileges as those that Securlinx had outstanding immediately prior to consummation of the Pending Merger (collectively, the “Merger Securities”). To the extent, therefore, that the Merger is consummated, a change of control of the Company shall have occurred.

The board of directors of the Company previously concluded affirmatively as to the fairness of the transaction to Company shareholders.

Each Securlinx securityholder entitled to receive shares of Company common stock as a result of the Pending Merger will receive them on the condition and subject to the requirement that, whether or not registered or otherwise eligible for resale, (i) 65% of such shares may not be sold for one year from the closing of the Pending Merger, and (ii) the remaining 35% of such shares may be freely sold or transferred at any time following the closing of the Pending Merger, provided that such shares of Company common stock are duly registered for resale at the federal level through the SEC or duly qualified under an applicable resale exemption and that such shares are, as a class, duly authorized and qualified for trading at the time of any such sale on the NASDAQ Capital Market and/or the OTCBB.

Among other conditions, consummation of the Pending Merger is subject to (i) Securlinx shareholder approval of the Pending Merger based on a recommendation by the Securlinx board of directors to its shareholders to vote in favor of the transaction, (ii) no more than 20% of Securlinx dissenting shareholders exercising their rights of appraisal, (iii) Securlinx delivering to the Company an opinion of counsel that the Pending Merger will qualify as a tax-free reorganization, (iv) the filing by the Company and mailing to Company shareholders of a Schedule 14f information statement followed by a statutorily mandated 10 day waiting period thereafter, (v) the Company, at the expense of Securlinx, having procured directors and officers liability insurance coverage in an aggregate amount satisfactory to the Company from a carrier rated A++XV by A.M. Best & Company (or otherwise satisfactory to the Company), and (vi) Securlinx receiving resignations of each of the officers of the Company, effective in each case as of the closing of the Pending Merger.

In accordance with its terms, the Merger Agreement may only be terminated unilaterally by Securlinx if (i) Securlinx’s stockholders shall have failed to duly approve the Pending Merger and the Merger Agreement within a reasonable period following good faith compliance by it with certain of its obligations, or (ii) the Company breaches any representation, warranty, covenant or agreement on its part contained in the Merger Agreement that is not curable by the Company through its best efforts and for so long as the Company continues to exercise such best efforts.

Among other provisions, the Merger Agreement contains a liability provision pursuant to which the Company (post-merger) and Mr. Hodge shall have full and complete direct and primary joint and several liability for any and all amounts for which any officer or director of the Company is otherwise found to be liable in connection with any actions arising, directly or indirectly, out of the offering by the Company of the Merger Securities. It also contains an indemnification provision pursuant to which the Company and Mr. Hodge shall jointly and severally indemnify, defend and hold harmless each officer, director or employee of the Company as of the closing of the Pending Merger against all amounts that are paid in settlement of or in connection with any claim or proceeding that is based in whole or in part on, or which arises in whole or in part out of, the fact that such individual is or was a director, officer or employee of the Company, and pertaining to any matter existing or occurring, or any acts or omissions occurring, at or prior to the closing of the Merger. In addition, and in accordance with the Merger Agreement, it was agreed that, because irreparable damage would occur in the event any provision of the Agreement was not performed in accordance with the terms thereof, in addition to other remedies, each of the parties will be entitled to specific performance.

In accordance with certain provisions of the Merger Agreement, Securlinx shall pay all of the reasonable legal, accounting, independent auditing, and EDGARization service fees and expenses of the Company associated with the preparation and filing of any and all required reports to be filed under the Exchange Act from and after the date of the Merger Agreement through the earlier of the closing of the Pending Merger or the termination of the Merger Agreement. In addition, Securlinx shall pay the reasonable legal, accounting, independent auditing, and EDGARization/printing service fees of the Company in connection with the Pending Merger including without limitation all related federal and state securities law compliance associated with the Pending Merger. To date, accounting, independent auditing, and EDGARization service fees have constituted the overwhelming majority of material operating expenses of the Company, and it is expected that, going forward until such time as the Merger shall be consummated, if at all, these same items of expense, as well as legal fees, shall constitute the overwhelming majority of material operating expenses. As part of the provisions in the Merger Agreement relating to Securlinx’s agreement to pay these fees and expenses, the Company has been granted the authority, within its discretion, to employ as legal counsel M.M. Membrado, PLLC, an affiliate of Michael M. Membrado, the record holder of 2,500,000 shares of the Company common stock (representing 50% of the total outstanding Company capital stock) and currently the President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and sole director of the Company.

The Merger Agreement contains an obligation on the part of the Company following the closing of the Pending Merger to register for resale the shares of common stock owned by the shareholders of the Company immediately prior to the closing of the Pending Merger.

The Merger Agreement further contains such other representations, warranties, covenants, agreements and conditions to closing as are in many cases customary in similar agreements.

In connection with the Merger Agreement, and contemporaneously therewith, the Company and Mr. Hodge entered into a definitive Voting and Lock-Up Agreement (the “Voting and Lock-Up Agreement”) pursuant to which, in connection with any shareholder vote or written action by Securlinx in relation to the Pending Merger, Mr. Hodge shall be obligated to vote in favor of the transaction all of the shares of Securlinx common stock over which he maintains voting control. As part of the Voting and Lock-Up Agreement, and until the Pending Merger is consummated or the Merger Agreement is terminated, if at all, Mr. Hodge has also personally committed to voting against any actions that would (i) give rise to any breach of any representation, warranty, covenant or obligation of Securlinx contained in the Merger Agreement, or (ii) a variety of specific corporate actions on the part of Securlinx that would materially interfere with the Pending Merger or have a material effect on Securlinx.  Mr. Hodge additionally waived his dissenter’s rights in connection with the Pending Merger.

The Voting and Lock-Up Agreement also contains provisions pursuant to which Mr. Hodge agreed to (i) refrain from selling or otherwise disposing of any of the shares issued to him as part of the Merger Securities for a period of one year from closing of the Pending Merger notwithstanding any registration covering the resale of such securities, and (ii) to limit any sales for an additional year thereafter, also notwithstanding any registration covering the resale of such securities, to an amount which, when taken together with all sales by him of Company common stock within the then-preceding three months, shall not exceed the greater of:

(i)	1% of the total Company common stock then issued and outstanding as shown by the most recent publicly filed report or statement published by the Company; or

(ii)
the average weekly reported volume of trading in Company common stock on all national securities exchanges and/or reported through the automated quotation system of a registered securities association during the four calendar weeks preceding the date of receipt of the order to execute the transaction by the broker or the date of execution of the transaction directly with a market maker.

The Voting and Lock-Up Agreement contains such other representations, warranties, covenants and agreements as are in many cases customary in similar agreements.

The foregoing description of the Merger Agreement and Voting and Lock-Up Agreement does not purport to be complete and is qualified in its entirety by the Merger Agreement and Voting and Lock-Up Agreement themselves, copies of which are annexed to this Current Report on Form 8-K as Exhibits 10.1 and 10.2 respectively and incorporated herein by reference.

In August, 2007, Greyline Capital Advisors, LLC, a New York based private corporate advisory and consulting firm of which Michael M. Membrado, our President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and sole director, is an affiliate (“Greyline”) entered into a certain agreement with a predecessor of Securlinx involving advisory work in relation to such company’s interest and initiatives in becoming a public company and related matters of corporate finance (the “Greyline Advisory Agreement”). Specifically, and pursuant to the Greyline Advisory Agreement, Greyline was originally engaged to advise, assist and otherwise guide the Securlinx predecessor entity in the formulation and execution of a plan to do each of the following as soon as practicable:

(a) become a fully-reporting company under the Securities Exchange Act of 1934 through a reverse merger into a then as-yet unspecified reporting company;

(b) following a reverse merger, obtain a ticker symbol and have its common stock be quoted for public trading, initially on the NASDAQ Over-The-Counter Bulletin Board (the “OTCBB”) and thereafter, to the extent eligible, on the NASDAQ Capital Market; and

(c) once its common stock was quoted on the OTCBB, to realize and sustain its fullest potential in terms of trading price and volume, thereby maximizing shareholder value.

The specific services to be performed by Greyline under the Greyline Advisory Agreement include the following or similar activities:

(i) Assembling and managing a team of experienced professionals to assist in execution of Securlinx’s objectives, incuding without limitation outside accountants, auditors, legal counsel, EDGARization service providers, transfer agents, market makers, investor and public relations representatives, independent research specialists, and D&O liability insurance carriers;

(ii) Assessing and advising in relation to pre-public planning, including without limitation capitalization, management, business plan, equity and/or debt financings, and related matters;

(iii) Advising, strategic planning and assisting in relation to corporate acquisitions and mergers;

(iv) Advising, planning and assisting with the development of a market for, and the promotion of, the post-reverse merger company’s common stock, including target valuation, positioning, peer group analysis, the recruitment and coordination of a qualified investor relations firm, and initiatives aimed at the recruitment of independent research support, reputable analyst coverage, and the development of general investment community sponsorship; and

(v) Strategic advising, planning and assisting with respect to the post-reverse merger company’s eligibility for, and listing upon, the NASDAQ Capital Market or NASDAQ Global Market.

Greyline continues to this date to provide services to Securlinx under the Greyline Advisory Agreement. With certain exception, the term of the Greyline engagement will continue until the date 6 months following the post-reverse merger company’s common stock having been assigned a ticker symbol and being quoted for public trading, initially on the OTCBB.

Greyline was paid a total of $50,000 in cash fees upon commencemnet of the engagement in August 2007. Since then, no fees have become due under the agreement and none have been paid. In accordance with the terms of the Greyline Advisory Agreement, an additional $50,000 will become payable by Securlinx to Greyline upon closing of the Pending Merger (though the identity of the reporting company involved in the merger was unknown to either Greyline or Securlinx at the time of entering into the agreement). A third and final installment of $50,000 becomes payable upon the closing of a business combination, if at all, with a pre-identified private target company. Also in accordance with the terms of the Greyline Advisory Agreement, notwithstanding the foregoing fee payment schedule, in the event that Securlinx were to consummate a financing in an amount no less than $1,000,000 with or through any third party to whom it was introduced by Greyline prior to the point at which either the second or third installments have already become due, then the as-yet  unpaid installment(s) are to immediately become due and payable upon the closing of any such financing. None of the fees paid or payable by Securlinx to Greyline under the Greyline Advisory Agreements involve any kind of compensation for any capital-raising by Securlinx or for the furnishing of any specific public vehicle (including the Company), and no compensation was paid or is to be paid in any form other than cash.

Item 9.01 – Financial Statements and Exhibits.

The following exhibits are filed herewith:

(d) Exhibits

Exhibit No.	Description

10.1	Agreement and Plan of Merger among GCA II Acquisition Corp., Securlinx Acquisition Corp., Securlinx Holding Corp., and Barry L. Hodge dated August 18, 2008.

10.2	Voting & Lock-Up Agreement between GCA II Acquisition Corp. and Barry L. Hodge dated August 18, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 21, 2008
GCA II ACQUISITION CORP, INC.

	By:	/s/ Michael M. Membrado
Michael M. Membrado
President & Chief Executive Officer